                                                                           Exhibit 31.1

                    CERTIFICATION PURSUANT TO SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002

I, Merrill W. Sherman, certify that:

1.   I have reviewed this quarterly report on Form 10-Q of Bancorp Rhode Island,
     Inc.;

2.   Based on my knowledge, this report does not contain any untrue statement of a material  fact or omit to state a  material  fact  necessary  to make the statements made, in light of the circumstances  under which such statements were made,  not  misleading  with  respect  to the  period  covered by this report;

3.   Based on my  knowledge,  the  financial  statements,  and  other  financial information  included  in this  quarterly  report,  fairly  present  in all material respects the financial  condition,  results of operations and cash flows of the  registrant  as of, and for,  the  periods  presented  in this report;

4.   The  registrant's  other  certifying  officer  and  I are  responsible  for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules  13a-15(e) and  15d-15(e))  for the registrant and we have:

          (a)  Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

          (b)  Evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls  and   procedures  and  presented  in  this  report  our
               conclusions  about the  effectiveness of the disclosure  controls and  procedures,  as of the  end of the  period  covered  by this report, based on our evaluation; and

          (c)  Disclosed in this report any change in the registrant's  internal
               control  over  financial   reporting  that  occurred  during  the
               registrant's most recent fiscal quarter (the registrant's  fourth fiscal  quarter  in  the  case  of an  annual  report)  that  has materially  affected,  or  is  reasonably  likely  to  materially
               affect,   the   registrant's   internal  control  over  financial
               reporting; and

5.   The registrant's  other certifying  officer and I have disclosed,  based on our most recent evaluation of internal control over financial reporting, to the registrant's  auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

          (a)  All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the registrant's ability  to  record,  process,  summarize  and  report  financial information; and

          (b)  Any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal control over financial reporting.

Date:  November 18, 2004

/s/ Merrill W. Sherman
--------------------------
Merrill W. Sherman
President and
Chief Executive Officer

                                                                Exhibit 31.2
                    CERTIFICATION PURSUANT TO SECTION 302 OF
                         THE SARBANES-OXLEY ACT OF 2002

I, Albert R. Rietheimer, certify that:

     1.   I have  reviewed this  quarterly  report on Form 10-Q of Bancorp Rhode
          Island, Inc.;

     2.   Based on my  knowledge,  this  report  does  not  contain  any  untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this report;

     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this quarterly report,  fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods  presented in this report;

     4.   The registrant's  other  certifying  officer and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined  in  Exchange  Act  Rules  13a-15(e)  and  15d-15(e))  for the
          registrant and we have:

          (a)  Designed such disclosure controls and procedures,  or caused such disclosure  controls  and  procedures  to be  designed  under our supervision,  to ensure that material information relating to the registrant,  including  its  consolidated  subsidiaries,  is made known to us by others within those entities,  particularly during the period in which this report is being prepared;

          (b)  Evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls  and   procedures  and  presented  in  this  report  our
               conclusions  about the  effectiveness of the disclosure  controls and  procedures,  as of the  end of the  period  covered  by this report, based on our evaluation; and

          (c)  Disclosed in this report any change in the registrant's  internal
               control  over  financial   reporting  that  occurred  during  the
               registrant's most recent fiscal quarter (the registrant's  fourth fiscal  quarter  in  the  case  of an  annual  report)  that  has materially  affected,  or  is  reasonably  likely  to  materially
               affect,   the   registrant's   internal  control  over  financial
               reporting; and

5.   The registrant's  other certifying  officer and I have disclosed,  based on our most recent evaluation of internal control over financial reporting, to the registrant's  auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

          (a)  All  significant  deficiencies  and  material  weaknesses  in the design or operation of internal control over financial  reporting which are reasonably  likely to adversely affect the registrant's ability  to  record,  process,  summarize  and  report  financial information; and

          (b)  Any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal control over financial reporting.

Date:  November 18, 2004

/s/ Albert R. Rietheimer
----------------------------------
Albert R. Rietheimer
Chief Financial Officer
and Treasurer